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LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS

SUBJECT                                       PAGE
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Summary description of the Fund               SA-2

Investment Strategies                         SA-3

Risk of investment Strategies                 SA-4

Investment Advisor and Portfolio Manager      SA-4

General Prospectus Disclosure -- Important
Additional Information

Prospectus
May 1, 2000

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues this objective primarily by buying and holding (investing in) a diverse group of equity securities (stocks) of large-sized U.S. companies that meet the fund's social standards: companies with market capitalizations of more than $5 billion. The fund also holds some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion.

The fund's investment strategy is to invest in stocks of established companies believed to:

- be undervalued in the market relative to other companies in an industry, and

- show growth potential significantly greater than the average expected growth rate of companies in the same industry.

The fund's secondary investment strategy places some emphasis on providing income (dividends and interest).

All companies must meet the fund's social standards. The companies may not:

- damage the natural environment;

- have significant involvement with nuclear power, military weapons, liquor, tobacco or gambling; or

- use animal testing to develop new cosmetic or personal care products.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;
- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate over the long-term (3 years or more) in line with broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and

- the fund's social standards strategy can cause the value of the fund's shares to fluctuate independently of broad stock market indices over short-term periods (1-3 years), and cause the fund to miss opportunities to invest in companies, industries or segments of the U.S. economy providing superior performance.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1990                                  -4.30%
1991                                  37.22%
1992                                   3.60%
1993                                  13.56%
1994                                   0.19%
1995                                  42.83%
1996                                  28.94%
1997                                  37.53%
1998                                  19.89%
1999                                  15.44%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 1990 at:
(-17.85)%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/99)

                                                          RUSSELL
PERIOD BACK              SOCIAL AWARENESS    S&P 500*     1000***
------------------------------------------------------------------
1 year                             15.44%     21.14%         20.91%
5 year                             28.51%     28.66%         28.03%
10 year                            18.43%     18.25%         18.13%

 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

*** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation.

The fund pursues this objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1999, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $146 billion.)

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

- a "growth" oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

- a "value" oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- a long history of profit growth and dividend payment, and

- a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the S&P 500, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment, if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

- activities that result, or are likely to result, in damage to the natural environment;

- production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

- manufacture of, or contracting for, military weapons;

- liquor, tobacco or gambling businesses; and/or

- the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund, its advisor and sub-advisor will not determine which stocks meet the fund's social standards. Instead, the fund will rely on the Social Investment Research provided by Kinder, Lydenberg, Domini & Co., Inc. (KLD), located in Cambridge, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on (1) their size or (2) other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either (1) the stocks ceased meeting the social standards after the fund bought them or (2) the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period, if the advisor or sub-advisor believes that it would avoid a significant loss to the overall value of the fund's investments.

OTHER STRATEGIES

The fund may invest in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective. The fund also may hold cash or money market instruments while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (1) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (2) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking the possibility of long-term capital appreciation, with some emphasis on providing income, and (2) so long as you are comfortable with the additional risks of the fund's using social standards to select investments.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER

The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment, including its plans to merge into a newly created series of its affiliate, Delaware Management Business Trust, in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-advisor, Vantage Investment Advisors. (Vantage). Vantage's address is 405 Lexington Avenue, 34th floor, New York, NY 10174.

Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $9 billion in assets under management. Vantage began managing the fund in 1988. Enrique Chang, Vantage's Chief Investment Officer and a Vice-President of Vantage, has managed the fund since November, 1997.

Mr. Chang oversees the management of all of Vantage's equity portfolios and directs Vantage's quantitative research efforts. Prior to joining Vantage, Mr. Chang was Director of Quantitative Analysis and Strategy with General Reinsurance Corporation from October, 1993 to March, 1997, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman from April, 1997 to November, 1997. He graduated from Fairleigh Dickinson University, and received an MBA in finance and quantitative analysis and an MS in statistics and operations research from New York University.